UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 10, 2003

CBRL GROUP, INC.

Tennessee

0-25225

62-1749513

(State or Other Jurisdiction

(Commission File Number)

(I.R.S. Employer

of Incorporation)

Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

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Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99.1  Press Release dated March 10, 2003.

Item 9.  Regulation FD Disclosure

Cracker Barrel Old Country Store, Inc., a wholly-owned subsidiary of CBRL Group, Inc., issued a press release announcing that a federal judge in the Northern District of Georgia has denied certification of a class action in a lawsuit against Cracker Barrel Old Country Store, which alleged discrimination against African-American employees at the company’s restaurants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2003

CBRL GROUP, INC.

By: /s/James F. Blackstock

Name:

James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary

Exhibit 99.1

Contact:

Julie Davis

615-443-9266

CRACKER BARREL WINS FEDERAL COURT RULING

Judge Rejects Class Action Request in Employee Suit

LEBANON, TN (March 10, 2003) – A federal judge in the Northern District of Georgia has denied certification of a class action in a four-year-old lawsuit against Cracker Barrel Old Country Store, Inc., which alleged discrimination against African-American employees at the company’s restaurants.

In a 175-page ruling issued on March 7, U.S. District Court Judge Harold Murphy said the employees had failed to make the case that their lawsuit should be certified as a national class action. Murphy said “The Court ... concludes that the statistical evidence simply does not demonstrate that the Defendant engaged in a consistent pattern of adverse treatment of African-Americans."

It was the second time in six months that Murphy rejected a class-action lawsuit against Cracker Barrel brought by the same attorneys. In a 64-page decision on October 1, Murphy ruled a group of African-American customers of Cracker Barrel and their attorneys had failed to prove that a common set of circumstances existed to justify a national class-action suit.

"We are very pleased with the court’s ruling, which supports what we have said from the beginning,” said Cracker Barrel President and Chief Operating Officer Donald M. Turner. “In both lawsuits, there was simply no evidence Cracker Barrel engaged in a pattern of discrimination against African-Americans – either our employees or our customers.”

Turner noted the ruling in the employee case was especially gratifying because “we take a great deal of pride in the fact that we treat all of our employees with dignity and respect.” Cracker Barrel has a proven record of promoting African-Americans and placing them in positions of major responsibility, Turner said.

About 23 percent of Cracker Barrel’s more than 50,000 employees are minorities, he said. Some 13 percent are African-American.  According to Turner, more than 7 percent of the company’s store managers are African-American, and the company’s three top executives who handle human resources, employee training, and purchasing also are African-Americans.

"This simply isn’t the profile of a business that engages in a pattern or practice of discrimination," said Turner.

The case started in October, 1999, when plaintiffs’ attorneys representing a group of 13 African-American employees or former employees held a news conference in Atlanta, GA, to announce they were pursuing a class-action lawsuit against Cracker Barrel for alleged incidents of racial discrimination.

Cracker Barrel Old Country Store, Inc. operates 469 company-owned restaurants and retail stores in 41 states. The company is a wholly owned subsidiary of the publicly held CBRL Group, Inc. (Nasdaq: CBRL). For 13 consecutive years, Cracker Barrel has been named “Best in Family Dining” in an independent, national consumer survey of 3,000 Americans. The survey is conducted annually by Restaurants & Institutions magazine.

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Editor's Note: For more info about us, visit our Web site at http://www.crackerbarrel.com